192 P2 07/19

SUPPLEMENT DATED JULY 19, 2019

TO THE PROSPECTUS DATED SEPTEMBER 1, 2018

OF

Franklin Real Estate Securities Fund

(a series of Franklin Real Estate Securities Trust)

The prospectus is amended as follows:

I.  The following replaces the “Fund Summary – Performance” section of the prospectus:

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	Q3'09	31.39%
Worst Quarter:	Q1'09	-34.54%
As of June 30, 2019, the Fund's year-to-date return was 17.85%.

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2018

	1 Year	5 Years	10 Years
Franklin Real Estate Securities Fund - Class A
Return Before Taxes	-11.55%	5.40%	9.59%
Return After Taxes on Distributions	-12.94%	3.89%	8.57%
Return After Taxes on Distributions and Sale of Fund Shares	-6.36%	3.83%	7.56%
Franklin Real Estate Securities Fund - Class C	-8.00%	5.80%	9.39%
Franklin Real Estate Securities Fund - Class R6	-6.02%	7.11%	4.36%[1]
Franklin Real Estate Securities Fund - Advisor Class	-6.19%	6.87%	10.49%
S&P US Property Index (index reflects no deduction for fees, expenses or taxes)[2]	-3.92%	7.60%	12.04%
MSCI US IMI Real Estate 25/50 Index (index reflects no deduction for fees, expenses or taxes)[2]	-4.59%	7.64%	12.23%

1. Since inception May 1, 2013.

2. Effective July 1, 2019, the MSCI US IMI Real Estate 25/50 Index replaced the S&P US Property Index as the Fund’s benchmark. The investment manager believes the composition of the MSCI US IMI Real Estate 25/50 Index more accurately reflects the Fund’s holdings.  The inception date of the MSCI US IMI Real Estate 25/50 Index was September 1, 2016; however, the performance prior to its inception has been calculated by MSCI for purposes of the table above.

The figures in the average annual total returns table above reflect the Class A maximum front-end sales charge of 5.50%. Prior to September 10, 2018, Class A shares were subject to a maximum front-end sales charge of 5.75%. If the prior maximum front-end sales charge of 5.75% was reflected, performance for Class A in the average annual total returns table would be lower.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

II.  The following is added to the “Fund Summary – Portfolio Managers” section of the prospectus:

Effective September 3, 2019, the portfolio management team of the Fund will be:

Blair Schmicker, CFA   Portfolio Manager of Franklin Advisers, Inc. and co-lead portfolio manager of the Fund since September 2019.

Daniel Scher   Portfolio Manager of FT Institutional and co-lead portfolio manager of the Fund since September 2019.

III.  The following is added to the “Fund Detail – Management” section of the prospectus:

Effective September 3, 2019, the portfolio management team of the Fund will be:

Blair Schmicker, CFA   Portfolio Manager of Franklin Advisers, Inc.

Mr. Schmicker has been a co-lead portfolio manager of the Fund since September 2019. He joined Franklin Templeton in 2007.

Daniel Scher   Portfolio Manager of FT Institutional

Mr. Scher has been a portfolio manager of the Fund since 2014 and co-lead portfolio manager of the Fund since September 2019. He joined Franklin Templeton in 2002.

As co-lead portfolio managers, Messrs. Schmicker and Scher are jointly and primarily responsible for the investments of the Fund. They have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for future reference.

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